UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


   Date of report (Date of earliest event reported)       March 1, 2006
                                                     -----------------------

                        Parametric Technology Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                  Massachusetts
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                 (State or Other Jurisdiction of Incorporation)

        0-18059                                            04-2866152
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(Commission File Number)                       (IRS Employer Identification No.)

          140 Kendrick Street
         Needham, Massachusetts                            02494-2714
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(Address of Principal Executive Offices)                   (Zip Code)

                                 (781) 370-5000
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01.  Entry into a Material Definitive Agreement.

     On March 1, 2006, the non-employee directors of the Board of Directors of Parametric Technology Corporation ("PTC") were awarded shares of restricted stock of PTC under the Parametric Technology Corporation 2000 Equity Incentive Plan (the "Plan") as part of their compensation for service on PTC's Board of Directors.

     Robert Goldman, Donald Grierson, Michael Porter and Joseph O'Donnell were each awarded 12,000 shares of restricted stock, the restrictions on which lapse as to one-third of such shares on each of February 15, 2007, February 15, 2008 and February 15, 2009, pursuant to the Plan.

     Noel Posternak, Chairman of the Board of Directors, and Oscar B. Marx, III, Chairman of the Audit Committee of the Board of Directors, were respectively awarded 24,000 and 16,000 shares of restricted stock, the restrictions on which lapse as to substantially one-third of such shares on each of February 15, 2007, February 15, 2008 and February 15, 2009, pursuant to the Plan. The awards to Messrs. Posternak and Marx reflect the additional responsibilities associated with their positions as Chairman of the Board of Directors and Chairman of the Audit Committee, respectively.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        Parametric Technology Corporation



Date:  March 6, 2006               By:   /s/ Cornelius F. Moses, III
                                      ------------------------------------------
                                         Cornelius F. Moses, III
                                         Executive Vice President and
                                         Chief Financial Officer